Exhibit 99.  Statement Re: Sarbanes-Oxley Act of 2002

                           CERTIFICATE PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Massachusetts Fincorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 13, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                       By: /s/ Paul C. Green
                                           ----------------------------
                                           Name: Paul C. Green
                                           Title: President and CEO

Date: August 13, 2002

                           CERTIFICATE PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Massachusetts Fincorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 13, 2002 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                       By: /s/ Eric L. Pearson
                                           ----------------------------
                                           Name: Eric L. Pearson
                                           Title: Treasurer

Date: August 13, 2002

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